UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 21, 2015

The First of Long Island Corporation
(Exact name of the registrant as specified in its charter)

New York	001-32964	11-2672906
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10 Glen Head Road, Glen Head, New York	11545
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number) - (516) 671-4900

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 21, 2015, The First of Long Island Corporation (the “Company”) held its Annual Meeting of Stockholders.  At the Annual Meeting, stockholders considered and voted on the following matters, with a breakdown of the votes cast set forth below.

1.	The election of directors.

	For	Withheld	Broker Non-Vote

Howard Thomas Hogan, Jr.	8,763,181	353,418	3,260,715

John T. Lane	8,954,969	161,630	3,260,715

Milbrey Rennie Taylor	8,783,576	333,023	3,260,715

Walter C. Teagle III	8,798,327	318,272	3,260,715

Michael N. Vittorio	8,951,717	164,882	3,260,715

2.	A non-binding, advisory vote to approve the compensation paid to the Company’s named executive officers, as disclosed in the proxy statement.

For	Against	Abstain	Broker Non-Vote

8,716,219	358,073	42,307	3,260,715

3.	The ratification of the reappointment of Crowe Horwath LLP as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2015.

For	Against	Abstain

12,148,853	133,924	94,537

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The First of Long Island Corporation
(Registrant)

Dated: April 24, 2015	By:	/s/ William Aprigliano
William Aprigliano
Senior Vice President, Chief Accounting
Officer and Controller
(principal accounting officer)